SECURED PROMISSORY NOTE

$200,000.00

October 1, 2009

Englewood, Colorado

FOR VALUE RECEIVED, the undersigned, BioMedical Technology Solutions Holdings, Inc. and BMTS Properties, Inc., each a Colorado corporation, ("Borrowers"), promise to pay to the order of Valor Invest Ltd. (“Lender”), at the address of Lender located at  General-Guisan Quai 36 Zurich 8002 Switzerland, or at such other place as the holder of this Promissory Note (“Note”) may from time to time designate in writing, the principal amount of  up to Two Hundred Thousand and no 00/100s ($200,000.00) Dollars, (paid to Borrowers via wire in three payments (1) $50,000.00 on or before October 1, 2009, $50,000.00 on or before October 8, 2009  and $100,000.00 on or before October 30, 2009) together with interest on the unpaid principal amount, from time to time outstanding, at a fixed per annum rate of Five (5.00%) Percent, payable as follows:

1.  Payment Terms.

(a)

The entire outstanding principal amount and all accrued interest on this Note is due and payable no later than February 28, 2010.

(b)

This Note shall be immediately due and payable in accordance with the terms and conditions of that certain Letter of Intent dated September 30, 2009 attached hereto as Exhibit A.

(c)

This Note shall be immediately due and payable from any proceeds received by the Borrowers from any funding received by either party.

(d)

Principal and interest on this Note shall be payable in lawful money of the United States of America.  Simple interest on the principal amount shall be calculated on the basis of a 360-day year by multiplying the principal amount by the per annum rate in effect, multiplying the product thereof by the actual number of days elapsed, and dividing the product so obtained by 360.

APPLICABLE DOCUMENTARY STAMP TAXES AND INTANGIBLE TAXES HAVE BEEN PAID WITH THE RECORDING OF THE DEED OF TRUST SECURING THIS NOTE

2.

Security.

The indebtedness evidenced by this Note is secured by a Deed of Trust of even date herewith, and until released said Deed of Trust contains additional rights of the Lender.  Such rights may cause acceleration of the indebtedness evidenced by this Note.  Reference is made to said Deed of Trust for such additional terms.  Said Deed of Trust grants right in the property owned by Borrowers as legally described in Exhibit B attached hereto and incorporated by reference, located in the County of Arapahoe, State of Colorado.

3.  Events of Default.

(a)

The principal amount evidenced by this Note, together with accrued interest, shall become immediately due and payable, at the option of Lender, if any of the following events or conditions (each of which shall constitute an "Event of Default") shall occur or exist: (1) any failure by Borrowers to pay as and when due any principal or interest due hereunder, which failure is not cured within five (5) days after the due date thereof; (2) except as otherwise provided as to a particular covenant, condition or agreement, the default or failure by Borrowers to observe any covenant, condition or agreement under the terms of this Note, any other security documents heretofore or hereafter executed by Borrowers to secure this Note, or any document related to the loan evidenced by this Note, which default or failure is not cured within thirty (30) days after written notice thereof from Lender to Borrowers; (3) the filing by Borrowers of a voluntary petition in bankruptcy, the adjudication of Borrowers as a bankrupt or insolvent, the filing by Borrowers of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to Bankruptcy, insolvency or other relief for debtors, or Borrowers seeking or consenting to, or acquiescence in, the appointment of any trustee, receiver, or liquidator, or the making of any general assignment for the benefit of creditors, or its admission in writing of its inability to pay its debts generally as they become due; (4) the entry by a court of competent jurisdiction of an order, judgment, or decree approving a petition filed against Borrowers seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency, or other relief for debtors, which order, judgment or decree remains unvacated and unstayed for thirty (30) consecutive days from the date of entry thereof, or the appointment of any trustee, receiver or liquidator of Borrowers of a substantial part of its or his property or of any or all of the rents, revenues, issues, earnings, profits or income thereof; or (5) a change in the ownership or management structure of Borrowers without the prior written consent of Lender, which consent may be granted or refused by Lender in its sole discretion.  Notwithstanding anything in this Section 3(a), all requirements of notice shall be deemed inapplicable if Lender is prevented from giving such notice by bankruptcy or other applicable law.  In such event, the cure period, if any, shall then run from the occurrence of the event or condition of default rather than from the date of notice.

(b)

Upon the occurrence of any Event of Default, Borrowers agrees to pay interest to Lender (or any subsequent holder hereof) at the rate of Eighteen (18%) Percent per annum or the maximum rate allowed by law if such rate is lower than 18%, on the aggregate indebtedness represented hereby, including interest earned to maturity and from maturity until such aggregate indebtedness is paid in full.  Lender (or any subsequent holder hereof) shall be entitled to recover all expenses of collecting this Note, including without limitation court costs, paralegals’ fees and attorney’s fees, including costs and attorneys’ fees in any appellate or bankruptcy proceeding.

4.  Miscellaneous.

(a)

With respect to the amounts due under this Note, Borrowers waive the following:

(1)

All rights of exemption of property from levy or sale under execution or other process for the collection of debts under the Constitution or laws of the United States or any state thereof;

(2)

Demand, presentment, protest, notice of dishonor, notice of nonpayment, diligence in collection, and all other requirements necessary to charge or hold the undersigned liable on any obligations hereunder; and

(3)

Any further receipt for or acknowledgment of any collateral now or hereafter deposited as security for the obligations hereunder.

(b)  In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by Borrowers or inadvertently received by Lender (or any holder), then such excess amount shall be credited as a payment of principal, unless Borrowers elect to have such excess amount refunded to Borrowers forthwith.  It is the express intent hereof that Borrowers not pay and Lender (or any holder) not receive, directly or indirectly, interest in excess of that which may be legally paid by Borrowers under applicable law.

(c)  Lender shall not by any act, delay, omission, or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid unless in writing and signed by Lender.  All rights and remedies of Lender under the terms of this Note or any other document executed by Borrowers in connection with the loan evidenced by the Note, and applicable statutes or rules of law, shall be cumulative and may be exercised successively or concurrently.  Borrowers agree that there are no defenses, equities or setoffs regarding the obligations set forth in this Note.  The obligations of Borrowers hereunder shall be binding upon and enforceable against Borrowers and its successors and assigns.  This Note shall be governed by, and construed in accordance with, the laws of the State of Colorado.  Borrowers consent that any legal action or proceeding arising hereunder shall be brought only in the State courts of Colorado and assents and submits to the personal jurisdiction of any such courts in any such action or proceeding.  Any provision in this Note which may be unenforceable or invalid under any law shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provision hereof.

(d)  BORROWERS AND LENDER, BY LENDER’S ACCEPTANCE OF THIS NOTE, HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO, THIS NOTE, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS NOTE OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF BORROWERS AND LENDER HERETO WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.  BORROWERS AND LENDER AGREE THAT EITHER OR BOTH OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT BETWEEN BORROWERS AND LENDER IRREVOCABLY TO WAIVE TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

EXECUTED by Borrowers on the date first set forth above.

By: BioMedical Technology Solutions Holdings, Inc., a Colorado Corporation

By: _____/s/ Donald Cox______________

Donald Cox, President

By:  BMTS Properties, Inc., a Colorado corporation

 By:_____/s/ Donald Cox_________

Donald Cox, President